UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2021

CENTENE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31826	42-1406317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 Forsyth Boulevard,
St. Louis,	Missouri	63105
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (314) 725-4477
(Former Name or Former Address, if Changed Since Last Report): N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 Par Value	CNC	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Centene Corporation (“Centene”) and Jesse N. Hunter, the former Executive Vice President and Chief Strategy Officer of Centene, have mutually agreed that Mr. Hunter’s last day will be November 5, 2021, rather than December 31, 2021.

In recognition of Mr. Hunter's long years of valuable service to Centene, and in connection with Mr. Hunter’s departure, Centene entered into a letter agreement with Mr. Hunter, dated as of October 26, 2021 (the “Letter Agreement”). The Letter Agreement provides that, Mr. Hunter will receive twelve and one-half (12.5) months of his current base salary paid in a lump sum and subsidized COBRA benefits. In addition, Mr. Hunter will receive a lump sum payment of $691,667 representing (i) a pro-rated annual bonus for 2021 and (ii) a pro-rated portion of the outstanding cash award under Centene’s 2007 Long-Term Incentive Plan, as amended (“Cash LTIP”) for the 2021-2023 performance period. In addition, continued vesting of his outstanding and unvested service-based restricted stock units through December 31, 2022 and a pro rata amount of his outstanding and unvested performance-based restricted stock units and outstanding Cash LTIP awards for the 2019-2021 and 2020-2022 performance periods shall remain eligible to vest. The foregoing amounts are subject to the timely execution and non-revocation of a release of claims in favor of Centene. It is anticipated that the parties will enter into a separation agreement and release on terms consistent with those contained in the Letter Agreement. The foregoing description of the Letter Agreement is not complete and is subject to and qualified in its entirety by reference to the Letter Agreement, which will be filed on Centene's Annual Report on Form 10-K for the period ending December 31, 2021.

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENE CORPORATION

Date:	October 29, 2021	By:	/s/ Christopher A. Koster
Christopher A. Koster Senior Vice President, Secretary and General Counsel